CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (unaudited) (USD $) In Thousands	Common Stock [Member]	Retained Earnings [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income [Member]	Total
Balance at Dec. 31, 2010	$ 7,200	$ 47,207	$ (12,544)	$ 4,149	$ 46,012
Net income	0	2,847	0	0	2,847
Other comprehensive income (loss)	0	0	0	414	414
Cash dividends paid	0	(1,259)	0	0	(1,259)
Balance at Jun. 30, 2011	7,200	48,795	(12,544)	4,563	48,014
Balance at Dec. 31, 2011	7,200	51,175	(12,544)	6,718	52,549
Net income	0	5,016	0	0	5,016
Other comprehensive income (loss)	0	0	0	(899)	(899)
Cash dividends paid	0	(1,488)	0	0	(1,488)
Balance at Jun. 30, 2012	$ 7,200	$ 54,703	$ (12,544)	$ 5,819	$ 55,178